UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

[Insert full text of semi-annual or annual report here]

Marketfield Fund

Annual Report

December 31, 2016

Investment Adviser

Marketfield Asset Management LLC

60 East 42nd Street

36th Floor

New York, New York 10165

www.marketfield.com

Chairman’s Report 2016

For the full year of 2016, Marketfield Fund’s return net of fees and expenses for Class I shares was -3.36% compared to the S&P 500 Index return of 11.96%. 2016 was a story of two halves with generally poor performance in the first few months of the year and much better performance during the second half of the year. Although this can partly be traced to the better performance by broad equity market indexes it also reflects the decision made to reengage with risk during the second quarter and to use the brief periods of market turbulence caused by Brexit and the U.S. election to increase the portfolio’s net exposure.

Although we were unable to completely repair the damage done in the early part of the year we finished 2016 with a portfolio that had positive performance for two consecutive quarters and is well positioned to take advantage of the reflationary pressures that we believe will be a key characteristic of 2017. We recognize that we have a long way to go to repair the damage of recent years but view gains recorded during the second half of 2016 as a helpful start to this process.

We started 2016 with a portfolio in a defensive posture, which was appropriate given the difficulties present in credit and equity markets towards the end of 2015. We navigated the initial steep drawdown by markets successfully but were too slow to trim hedges during the initial rebound. We did, however, see enough evidence of repair in commodity sectors and emerging markets to justify a reentry into these areas during the second quarter. The majority of new long side positions created in 2016 are either in emerging markets (mostly in the form of country ETFs) or equities of key commodity producers. Both areas have generated positive returns since they were created, with the typical volatile moves in both directions that characterize the early stages of bull markets. What we have not yet enjoyed is a period of synchronized gains across multiple commodity sectors and emerging markets, which would indicate a broad allocation to reflation is taking place.

We reengaged with Japanese exposure during the brief post-election sell off which proved to be a helpful decision and after a difficult 18 months between May 2015 and November 2016 the Nikkei 225 Index appears to have commenced a second leg of its bull market that has the potential to move beyond its 2015 high. We also added to European exposure in the 4th quarter with an allocation to European banks which we believe will benefit from a stronger domestic economy and rising local long term yields.

Our U.S. exposure remains split between longs and shorts. The former are in economically sensitive sectors including metals, mining, agricultural, energy, technology, industrials, homebuilding and transportation. Our short exposure is mostly targeted towards bond proxies and defensive sectors including real estate, utilities, staples and healthcare. In other words we believe we are positioned to benefit from a continued reallocation away from defensive sectors (which were the dominant destinations for capital flows between mid-2014 and mid-2016) towards cyclical and globally integrated companies.

Our short allocation is consistent with our belief that the other great turning point in 2016 took place at the mid-year point, when global sovereign yields generated what we expect to be their cycle lows. The rush into long duration bonds was matched by ferocious flows into low volatility equity products and defensive sectors, all of which made important peaks around the same time that bond yields reached their all-time lows.

January 20, 2017

Michael Shaoul

Chairman, CEO & Portfolio Manager

In the first quarter of 1979, the wage and salary component of GDP was up more than 13.5% on a twelve-month basis. Exactly thirty years later, in the first quarter of 2009, the same component showed a decline of nearly 5%.

Expectations, valuations and positioning were similarly turned upside-down.

The inflationary peak that unfolded between 1979 and 1982 involved both structural and cyclical components of price indices. Commodity prices, particularly energy and precious metals, peaked around the same time as wage and salary growth. Bond and equity valuations hit secular lows from which historic bull markets commenced.

Three and a half decades on, fears of an intractable hyperinflationary future have given way to widespread anxiety over the threat of unrelenting deflation, just as the secular forces that have weighed on the inflation are beginning to abate.

Our focus here will be the global labor situation and its potential for driving costs and prices meaningfully higher over the next several years.

Labor costs are somewhat unique in the array of inputs into the price structure in that they are virtually inelastic (in the downward direction) and hardly influenced by monetary policy. This latter observation accounts for the flaw in the belief that there is a direct trade-off between inflation and employment in the decision path of monetary policy.

In modern, developed economies, a generalized decline in wage rates in response to deterioration in business conditions is almost unheard of. Wage rates may stagnate, but real declines occur only during periods of extreme distress where monetary policy has provoked recession and high unemployment. There is no middle ground. A moderate increase in the funds rate and a gradual tightening of credit conditions will not provoke orderly declines in labor costs, particularly in services, unionized manufacturing and, of course, the public sector, where wage cuts are as common as snow in Malaysia.

The absence of downward elasticity in labor costs tends to exaggerate and elongate real wage cycles.

During the 1960s and early 1970s, real wages rose steadily, driven largely by the strength of industrial unions and the absence of any real global manufacturing competition for U.S. goods.

Real wages peaked in 1973 and began a long retreat during the recession of 1974-5. Nominal wages continued to rise during the great inflation of the 1970s, but the relentless gains in relative living standards enjoyed by wage earners were in the early stage of a twenty-year decline. Real wages have yet to return to their early 1970s peak. The consequences of this cycle are still in the forefront of contemporary political debate.

It might be argued that the very success of the labor movement during the post-war period drove wages to levels that made American manufacturing uncompetitive and invited waves of foreign competition, initially from Japan. In our most heavily unionized industries, import substitution began in the late 1960s and never really abated.

The “hollowing out” of traditional blue-collar sectors and the decline of real compensation within them were consequences of structural, secular factors and not the result of any particular fine-tuning of monetary policy.

We are now half a century removed from the heyday of the American worker. The long depression has weighed on capacity and labor, to the point at which both are showing signs of scarcity.

Shortages of skilled and semi-skilled workers are beginning to have serious effects across a range of industries, from construction, transportation and logistics to many portions of the service sector.

The secular low in the availability of labor that we postulate is not confined to the U.S. China, Japan and much of Western Europe are in similar straits.

The U.S. is, however, something of a special case. The confluence of capacity repatriation, rhetorical (if not actual) protectionism, accelerated infrastructure spending and restrictions on immigration has the potential to exacerbate any upward pressures on wages.

It is clear to us that the first stage of real wage acceleration in the domestic economy will be met with widespread political approval. The Federal Reserve will be loath to be seen as a counterforce to the expansion of real wages that has been an explicit goal during the past decade. Even in the instance where they aimed to slow the pace of wage gains, there is little in the monetary arsenal, short of an extreme tightening to the point of recession that would ameliorate the scarcity of labor.

An inflationary cycle that was organized around a fundamental shortage of labor and a consequent rise in its real cost would be far more durable than a commodity driven expansion of prices. Supply and demand are substantially more elastic for commodities than labor. The supply response that ends bull markets in highly priced commodities can be accomplished in the course of a few years at most. Structural changes in the composition and availability of labor can take decades.

The critical external variable surrounding the non-labor portions of the inflation equation (commodities and globally traded goods) is the course of the U.S. dollar.

Thus far, expectations of reflation that have arisen in the aftermath of the U.S. election are broadly supportive of the dollar. It is assumed that the rises in rates across the yield curve and more hawkish rhetoric from the Federal Reserve will continue to hold differentials in the dollar’s favor.

One of the wild cards in this scenario is the prospect for economic improvement in Europe. For the past two years, the perception of crisis has overshadowed what appears to be a gradually stabilizing and slowly strengthening economic climate.

The withdrawal of Britain and the social disruptions caused by migrants fleeing turmoil in the Middle East have created a false narrative of collapse around the European Union (EU). The European Central Bank (ECB) seems to have adopted the perspective of the glass being 80% empty, going so far as to hold base rates below zero. At the moment, two-year rates across the Eurozone remain broadly negative in spite of much improved economic data and gradually rising inflation.

We see the possibility of an abrupt change in the rhetorical and, eventually, actual posture of the ECB right at the point where institutional positioning indicates a general skepticism about any positive surprises. Labor metrics across the Eurozone are improving rapidly, manufacturing Purchasing Managers Indices (PMIs) are at cycle high and solidly in the expansion range. Nonetheless, the ECB has expanded the monetary base at a three month annualized rate in excess of 50%.

A similar degree of expansion persists at the Bank of England, partially provoked by their pending divorce from Europe but nevertheless at the same point where the ratio of unemployed persons to job openings in Britain is at an historic low.

There is no modern precedent for the divergence between aggregate central bank accommodation in the major economies and the substantial improvements in macroeconomic data, particularly in labor metrics. Normally, we would be at a point in monetary policy where all central banks were well along in a tightening cycle and yield curves were flattening rapidly.

We have described wage rates as uniquely inelastic and unresponsive to changes in monetary policy meant to gently dampen the pace of inflation. Central banks appear now to be irretrievably behind the curve of labor market conditions and wage inflation.

Since the crises of 2008-2011, monetary policy has been focused on restoring solvency to property markets, banking systems and governments entangled in their collapse. The process has been asynchronous. The Federal Reserve and the Peoples’ Bank of China acted decisively in 2008. The ECB and the Bank of England held back until 2011 and the Bank of Japan held off until the very end of 2012.

When aggressive balance sheet expansion finally became the fashion among all major central banks, market responses were profound.

With the support of global quantitative easing, a new credit cycle emerged, driven by the interplay among corporate borrowers, income-starved savers and liability burdened institutions. The epicenter was located in global bond markets, where aggregate issuance dwarfed all prior cycles.

Individuals hardly partook of the credit jamboree and have restored their balance sheets to pristine condition. Debt service costs as a proportion of disposable income are at record lows for U.S. households. Confidence is rising, but there remains a general uneasiness about the employment picture weighing on spending and investment decisions. That now appears to be changing.

Further tightening in the global labor picture has the potential to trigger a combination of accelerating wage gains, increasing confidence and rising prices in industries that are dependent on abundant, inexpensive labor. Where competition precludes adequate price increases, margins will suffer.

A global inflationary cycle driven at its core by rising real labor costs, will exhibit very different dynamics than the inflation of the 1960s and 1970s or those associated with World Wars I and II.

The chronic, mid-level inflationary trends of the 1960s metastasized into more destructive form with the addition of an oil price shock. The developed world, accustomed to abundant and inexpensive energy inputs, had to adjust to domestic inflationary conditions compounded by surging costs for commodity inputs. The outcome was catastrophic.

Inflationary depression characterized conditions in most developed economies between 1972 and 1981. Some suffered more than others. Equities in Great Britain fell by more than 80%, as did many institutional favorites in the U.S. market.

Those whose business strategies assumed permanently abundant and inexpensive energy supplies were faced with radical restructuring or bankruptcy. The concurrent pressures of rising costs and spectacularly higher interest rates undermined great swaths of American industry. More businesses filed for bankruptcy in 1982 than in 2009.

In the late 1960s, artificially suppressed oil prices masked a market that was increasingly tight and completely beholden to Middle Eastern supplies. Demand was inflexibly integrated in the structures of all developed economies. Family sedans powered by battleship engines were the pride of Detroit.

Once OPEC asserted its pricing powers, Western economies experienced their worst aggregate performance since the 1930s.

Almost a decade passed before structural changes in supply and demand allowed energy prices (and those of other commodities) to stabilize and finally retreat. Economic dynamics were compounded by soaring financing costs, inverting yield curves, a collapsing bond market and the most restrictive monetary policy in the annals of the Federal Reserve. The Western economic picture was grim.

Underlying questions of inflation and deflation across economic regions are two distinct supply/demand relationships. The first involves the market or markets in question (e.g., natural gas, automobiles, memory chips, etc.). The supply/demand balance in each of these will largely determine its price, at least in a relative sense. The overall price level for a national economy will be the aggregate of all the internal market prices for goods and services in relation to the supply and demand for money. The willingness of a population to hold or spend money determines the effective aggregate purchasing power across the full array of goods and services. A high level of money supply can encounter an equally high demand to hold money, in which case there will be no inflation of the overall price level.

When there is little or no demand to hold monetary assets, the basis for devaluation and inflation — perhaps hyperinflation, is set. This dynamic was at work in Germany during the 1920s and in Venezuela at present. Local supply and demand conditions for economic goods mean little once the normal demand to hold money has collapsed.

For a general inflationary environment to develop, certain pivotal elements of the global economy have to arrive at supply/demand conditions that enable sustained increases in real costs. Widespread and enduring shortages of critical global inputs are rare, normally prompted by war, pandemic or large-scale agricultural failures.

In addition to favorable supply/demand relationships in important markets, the monetary and credit background must be sufficiently generous to allow the price rise in the scarce inputs to be absorbed without simply withdrawing demand from other aspects of the economy and thereby diminishing prices there. In tight monetary conditions, pricing becomes a zero sum affair across the economy, with aggregate nominal expenditures stable. Price increases for one sector will come at the expense of others, and the overall level of prices will remain relatively stable.

It is our sense that the supply/demand fundamental for labor markets in a large portion of the world economy is much tighter than is currently recognized. Employers and employees have been struggling within a regulatory morass that may become less burdensome in short order.

At this point in the cycle, we assume that the demand to hold liquid assets will not overwhelm current supply and prevent the fundamentals in labor markets from exerting upward pressure on wages. We will go further and assert that even under conditions of clear labor-driven inflation, we believe the major central banks will be unable and unwilling to decrease money and credit sufficiently to arrest the demand for labor, even at accelerating cost.

With this structural background, we envision a long cycle of wage inflation which we believe will be passed through to final prices in sectors where supply and demand are roughly in balance or tilted in favor of sellers. This may be particularly apparent in large portions of the service sector, where external competition and import substitution have little effect.

A secular inflation lead by wages and services has little precedent in modern U.S. economic history. Parallels can be drawn with wartime, but during both World Wars price controls and rationing were imposed.

From an investor’s perspective, the oil shocks of the early 1970s might be the most useful analogue. Those businesses that were dependent (either explicitly or implicitly) on unending supplies of cheap energy found themselves in dire straits for a decade. Many failed.

At present, there is a large business cohort that relies on abundant, flexible and inexpensive labor to maintain margins. As competition for workers intensifies, companies without distinctive product or service advantages will find it difficult to retain quality workforces. Technology and automation will be the ultimate solution, but successful implementation will take years of outsized capital investment and managerial expertise.

In the current environment, we are inclined to own businesses with stable workforces, relatively generous compensation structures, and access to populations in parts of the world where labor is more abundant. We remain concerned that headline inflation in the U.S. will be recast from a desirable outcome of policy to a disruptive and intractable threat.

January 20, 2017

Michael C. Aronstein

President, CIO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager and of the President, CIO & Portfolio Manager, respectively, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

The Marketfield Fund is managed by Marketfield Asset Management LLC and distributed by Quasar Distributors, LLC.

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500 Index. One cannot divest directly in an index.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange. One cannot invest directly in an index.

Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual	Expenses

The second, third, fourth and fifth data columns of the following table provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for purchases of $1,000,000 or more that are redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The sixth, seventh, eighth and ninth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the sixth, seventh, eighth and ninth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

Share Class	Beginning Account Value 7/1/2016	Ending Account Value (Based on Actual Returns and Expenses) 12/31/2016	Ending Account Value Excluding Dividends on Short Positions and Interest Expense (Based on Actual Returns and Expenses) 12/31/2016	Expenses Paid During Period*	Excluding Dividends on Short Positions and Interest Expense*	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/2016	Ending Account Value Excluding Dividends on Short Positions and Interest Expense (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/2016	Expenses Paid During Period*	Excluding Dividends on Short Positions and Interest Expense*
Class A Shares	$1,000.00	$1,034.10	$1,034.10	$13.86	$9.20	$1,011.51	$1,016.09	$13.70	$9.12
Class C Shares	$1,000.00	$1,029.10	$1,029.10	$17.75	$13.11	$1,007.64	$1,012.22	$17.56	$13.00
Class I Shares	$1,000.00	$1,034.50	$1,034.50	$12.38	$7.98	$1,012.97	$1,017.29	$12.25	$7.91
Class R6 Shares	$1,000.00	$1,035.10	$1,035.10	$12.28	$7.32	$1,013.07	$1,017.95	$12.14	$7.25
*	Expenses are equal to the Fund’s annualized expense ratio of each class (2.71% for Class A, 3.48% for Class C, 2.42% for Class I, and 2.40% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.80% for Class A, 2.57% for Class C, 1.56% for Class I, and 1.43% for Class R6.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s assets between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of December 31, 2016 is shown below.

**	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of December 31, 2016

Class	Sales Charge		6 Months	1 Year	5 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	-2.26%	-8.88%	-0.74%	3.16%
		Excluding sales charge	3.41%	-3.58%	0.40%	3.78%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	1.91%	-5.32%	-0.37%	2.99%
	within One Year of Purchase	Excluding sales charge	2.91%	-4.37%	-0.37%	2.99%
Class I(2)	No Sales Charge		3.45%	-3.36%	0.62%	4.02%
Class R6(3)	No Sales Charge		3.51%	-3.28%	0.72%	4.07%
S&P 500 Index			7.82%	11.96%	14.66%	6.98%
HFRI Macro Discretionary Thematic Index*			1.77%	0.52%	0.75%	0.39%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

HFRI Macro Discretionary Thematic Index is a broad-based hedge fund index consisting of discretionary thematic strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. It is not possible to invest directly in an index.

*	The HFRI Macro Discretionary Thematic Index commenced operations on December 31, 2007.
(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. Marketfield Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

*	The inception date of Class I shares.
**	The HFRI Macro Discretionary Thematic Index commenced operations on December 31, 2007.
(1)

The minimum investment for Class I shares is $1,000,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. Class A shares have a minimum investment of $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS — 53.91%

Aerospace & Defense — 5.03%
BAE Systems PLC(a)	871,362	$6,351,958
Lockheed Martin Corp.	28,135	7,032,062
Northrop Grumman Corp.	32,300	7,512,334
Raytheon Co.	67,259	9,550,778

		30,447,132

Auto Components — 1.01%
Continental AG(a)	31,574	6,105,543

Banks — 0.69%
Bank of Ireland(a)(b)	16,933,045	4,188,789

Building Products — 2.68%
Fortune Brands Home & Security, Inc.	85,608	4,576,604
Masco Corp.(c)	152,330	4,816,675
TOTO Ltd.(a)	172,586	6,829,606

		16,222,885

Chemicals — 2.92%
Potash Corp. of Saskatchewan, Inc.(a)(c)	236,206	4,272,967
Sociedad Quimica y Minera de Chile SA — ADR(c)	290,017	8,308,987
The Sherwin-Williams Co.	18,977	5,099,879

		17,681,833

Electrical Equipment — 1.10%
Rockwell Automation, Inc.	49,474	6,649,306

Electronic Equipment, Instruments & Components — 1.58%
Keyence Corp.(a)	13,931	9,559,497

Energy Equipment & Services — 1.06%
Schlumberger Ltd.(a)	76,464	6,419,153

Food & Staples Retailing — 1.98%
Costco Wholesale Corp.(c)	74,964	12,002,486

Health Care Equipment & Supplies — 1.49%
Intuitive Surgical, Inc.(b)	14,176	8,989,994

Hotels, Restaurants & Leisure — 0.76%
Dalata Hotel Group PLC(a)(b)	996,781	4,611,521

Household Durables — 6.33%
DR Horton, Inc.(c)	451,712	12,345,289
Lennar Corp. — Class A(c)	190,740	8,188,468
PulteGroup, Inc.(c)	495,697	9,110,911
Sony Corp. — ADR(c)	221,405	6,205,982
Sony Corp.(a)	87,359	2,447,921

		38,298,571

Industrial Conglomerates — 6.19%
3M Co.	76,344	13,632,748
Honeywell International, Inc.(c)	54,818	6,350,665
Siemens AG(a)	141,919	17,448,935

		37,432,348

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2016

	Shares	Value
Internet Software & Services — 1.30%
Facebook, Inc. — Class A(b)	68,536	$7,885,067

Metals & Mining — 9.58%
AK Steel Holding Corp.(b)(c)	1,353,555	13,819,797
Barrick Gold Corp.(a)	520,185	8,312,556
BHP Billiton Ltd. — ADR(c)	275,863	9,870,378
Silver Wheaton Corp.(a)(c)	429,080	8,289,826
Southern Copper Corp.(c)	231,714	7,400,945
Steel Dynamics, Inc.(c)	289,297	10,293,187

		57,986,689

Oil, Gas & Consumable Fuels — 0.83%
Range Resources Corp.	145,104	4,985,773

Real Estate Management & Development — 1.03%
The St. Joe Co.(b)(c)	326,199	6,197,781

Road & Rail — 1.78%
Norfolk Southern Corp.(c)	99,439	10,746,373

Semiconductors & Semiconductor Equipment — 1.17%
Intel Corp.(c)	195,750	7,099,852

Software — 1.95%
Microsoft Corp.(c)	149,767	9,306,521
Splunk, Inc.(b)	48,432	2,477,297

		11,783,818

Specialty Retail — 3.45%
Industria de Diseno Textil SA(a)	296,668	10,127,522
Ross Stores, Inc.(c)	163,964	10,756,038

		20,883,560

TOTAL COMMON STOCKS (Cost $240,004,253)		326,177,971

EXCHANGE-TRADED FUNDS — 32.24%
iShares MSCI Brazil Capped ETF	284,427	9,482,796
iShares MSCI Emerging Markets ETF	1,379,766	48,305,608
iShares MSCI Mexico Capped ETF(c)	548,666	24,124,844
iShares MSCI South Korea Capped ETF(c)	544,490	28,977,758
iShares MSCI Taiwan Capped ETF(c)	546,846	16,060,867
iShares U.S. Home Construction ETF(c)	519,126	14,265,582
SPDR S&P Homebuilders ETF(c)	268,763	9,097,628
SPDR S&P Oil & Gas Exploration & Production ETF	286,810	11,879,670
SPDR S&P Regional Banking ETF(c)	438,715	24,379,392
VanEck Vectors Gold Miners ETF	405,355	8,480,027

TOTAL EXCHANGE-TRADED FUNDS (Cost $187,699,458)		195,054,172

REAL ESTATE INVESTMENT TRUSTS — 0.94%
Weyerhaeuser Co.(c)	189,534	5,703,078

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,218,261)		5,703,078

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2016

	Contracts	Value
PURCHASED OPTIONS — 2.38%
Call Options — 1.04%
iShares MSCI Brazil Capped ETF
Expiration: January 2017, Exercise Price $39.00	10,000	$30,000
Maxis Nikkei 225 Index Fund
Expiration: January 2017, Exercise Price $149.73(a)	447	6,272,342

		6,302,342

	Notional Amount
Capped Options — 1.34%
Cap — US CPI Urban Consumers NAS(d)	$800,000,000	8,124,800

TOTAL PURCHASED OPTIONS (Cost $6,776,528)		14,427,142

	Shares
SHORT-TERM INVESTMENTS — 6.79%
Money Market Fund — 6.79%
Fidelity Institutional Money Market Funds — Government Portfolio — Class I, 0.390%(e)	41,104,136	41,104,136

TOTAL SHORT-TERM INVESTMENTS (Cost $41,104,136)		41,104,136

Total Investments (Cost $480,802,636) — 96.26%		582,466,499
Other Assets in Excess of Liabilities — 3.74%		22,644,598

TOTAL NET ASSETS — 100.00%		$605,111,097

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for forwards, securities sold short, swap contracts and written options with an aggregate fair value of $215,269,145.
(d)	See Schedule of Purchased Capped Options for details.
(e)	Seven day yield as of December 31, 2016.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CPI	Consumer Price Index
NAS	Not Adjusted Seasonally
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

December 31, 2016

	Shares	Value
SECURITIES SOLD SHORT — 34.17%

COMMON STOCKS — 10.74%

Biotechnology — 2.73%
Celgene Corp.	(54,890)	$(6,353,518)
Gilead Sciences, Inc.	(44,227)	(3,167,095)
Regeneron Pharmaceuticals, Inc.	(19,079)	(7,003,710)

		(16,524,323)

Capital Markets — 2.17%
BlackRock, Inc.	(14,756)	(5,615,248)
Eaton Vance Corp.	(77,539)	(3,247,333)
Invesco Ltd. (a)	(79,417)	(2,409,512)
T Rowe Price Group, Inc.	(24,556)	(1,848,085)

		(13,120,178)

Diversified Consumer Services — 1.25%
Sotheby’s	(188,975)	(7,532,544)

Diversified Financial Services — 0.51%
Leucadia National Corp.	(132,892)	(3,089,739)

Media — 1.66%
CBS Corp. — Class B	(40,302)	(2,564,013)
The Walt Disney Co.	(72,062)	(7,510,302)

		(10,074,315)

Software — 0.84%
SS&C Technologies Holdings, Inc.	(177,204)	(5,068,034)

Technology Hardware, Storage & Peripherals — 1.58%
Apple, Inc.	(82,651)	(9,572,639)

TOTAL COMMON STOCKS (Proceeds $63,596,241)		(64,981,772)

EXCHANGE-TRADED FUNDS — 16.20%
Consumer Staples Select Sector SPDR Fund	(484,261)	(25,041,136)
Health Care Select Sector SPDR Fund	(337,886)	(23,293,861)
iShares U.S. Real Estate ETF	(310,015)	(23,852,554)
Utilities Select Sector SPDR Fund	(531,567)	(25,818,209)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $99,456,913)		(98,005,760)

MASTER LIMITED PARTNERSHIPS — 1.35%
KKR & Co. LP	(160,182)	(2,465,201)
The Blackstone Group LP	(210,072)	(5,678,246)

TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $10,333,805)		(8,143,447)

REAL ESTATE INVESTMENT TRUSTS — 5.88%
Apartment Investment & Management Co. — Class A	(84,702)	(3,849,706)
AvalonBay Communities, Inc.	(30,517)	(5,406,087)
Boston Properties, Inc.	(24,153)	(3,037,964)
Equity Residential	(80,589)	(5,186,708)
Essex Property Trust, Inc.	(12,235)	(2,844,638)
SL Green Realty Corp.	(81,935)	(8,812,109)
The Macerich Co.	(44,257)	(3,135,166)
Vornado Realty Trust	(31,758)	(3,314,582)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $34,487,938)		(35,586,960)

Total Securities Sold Short (Proceeds $207,874,897)		$(206,717,939)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Options Written

December 31, 2016

	Contracts	Value
PUT OPTIONS
iShares MSCI Brazil Capped ETF
Expiration: January 2017, Exercise Price $33.00	(10,000)	$(910,000)

TOTAL PUT OPTIONS		(910,000)

Total Options Written (Premiums Received $779,983)		$(910,000)

Schedule of Purchased Capped Options

December 31, 2016

Description	Counterparty (Issuer)	Strike Percentage	Floating Rate	Expiration Date	Notional Amount	Upfront Premiums Paid/(Received)	Fair Value	Unrealized Appreciation/ (Depreciation)
Cap — US CPI Urban Consumers NAS	Morgan Stanley Capital Services	2.00%	Max of Inflation adjustment less ((1+2%2), or $0	9/6/2018	$800,000,000	$4,400,000	$8,124,800	$3,724,800

Total net unrealized appreciation (depreciation) on Purchased Capped Options								$3,724,800

Abbreviations:

CPI	—Consumer Price Index
NAS	—Not Adjusted Seasonally

Schedule of Open Forward Foreign Currency Contracts

December 31, 2016

Sale Contracts:

Counterparty of contract	Notional Amount	Forward Expiration Date	Currency to be Received	U.S. $ Value at December 31, 2016	Currency to be Delivered	U.S. $ Value on Origination Date	Unrealized Appreciation (Depreciation)
Citibank N.A.	(2,773,146,490)	3/6/2017	U.S. Dollar	$(23,804,922)	Japanese Yen	$(24,300,267)	$495,345

Total Sales Contracts							$495,345

Schedule of Total Return Swaps

December 31, 2016

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate	Termination Date	Notional Amount	Number of Units	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Euro STOXX Banks Index Futures	Pay	–%	03/17/2017	$31,366,897	5,034	$(340,907)

Total net unrealized appreciation (depreciation) on Total Return Swaps							$(340,907)

The accompanying notes are an integral part of these financial statements.

Marketfield Fund

Schedule of Credit Default Swaps

December 31, 2016

Buy Protection(1)

Counterparty	Reference Entity	Expiration Date	Interest Rate Received (Paid)	U.S. $ Notional Amount	U.S. $ Premium Paid(Received)	U.S. $ Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Republic of South Africa 5.50%, 03/09/2020	06/20/2019	(1.000%)	$174,354,300	$4,641,645	$(4,357,981)
Citibank N.A.	Republic of South Africa 5.50%, 03/09/2020	06/20/2019	(1.000%)	4,497,068	213,517	(206,200)

Total Buy Protection				$178,851,368	$4,855,162	$(4,564,181)

(1)

Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

December 31, 2016
Assets
Investments in securities, at value (cost $480,802,636)	$582,466,499
Foreign Currency, at value (cost $10,921,920)	10,980,126
Receivables:
Investments sold	16,627,726
Fund shares sold	214,677
Dividends and interest	484,469
Dividend tax reclaim	5,159,199
Premiums paid on open swap contracts	4,855,162
Unrealized appreciation on forward currency contracts	495,345
Deposits at brokers for derivative instruments(1)	214,962,201
Other assets	60,420

Total Assets	836,305,824

Liabilities
Written options, at value (premiums received $779,983)	910,000
Securities sold short, at value (proceeds received $207,874,897)	206,717,939
Payables:
Investments purchased	6,816,535
Fund shares redeemed	9,811,914
Swap contracts	347,068
To affiliates	219,998
To distributor	240,148
To adviser	602,468
Dividends and interest on short positions	439,762
Unrealized depreciation on open swap contracts	4,905,088
Accrued expenses and other liabilities	183,807

Total Liabilities	231,194,727

Net Assets	$605,111,097

Net assets consist of:
Paid-in capital	1,050,273,651
Accumulated net investment income	4,500,849
Accumulated Undistributed net realized loss	(546,675,274)
Net unrealized appreciation (depreciation) on:
Investments in securities	94,013,249
Swap contracts	(4,905,088)
Forward currency contracts	495,345
Securities sold short	1,156,958
Foreign currency translation	(1,269,190)
Purchased options	7,650,614
Written options	(130,017)

Net Assets	$605,111,097

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

December 31, 2016
Class A
Net assets	$101,876,367
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,146,486
Net asset value, minimum offering, and redemption price per share	$14.26
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$15.09

Class C
Net assets	$123,650,618
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,958,970
Net asset value, offering, and redemption price per share(3)	$13.80

Class I
Net assets	$376,790,960
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	26,180,816
Net asset value, offering, and redemption price per share	$14.39

Class R6
Net assets	$2,793,152
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	193,112
Net asset value, offering, and redemption price per share	$14.46

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividend income(1)	$15,776,725
Interest income	537,380

Total Investment Income	16,314,105

Expenses
Management fees	18,378,339
Dividend expense	12,147,025
Distribution/Service fees — Class C	2,006,715
Transfer agent fees and expenses	1,625,918
Interest expense	963,570
Administration and accounting fees	545,890
Distribution/Service fees — Class A	434,606
Custody fees	243,728
Reports to shareholders	201,592
Federal and state registration fees	128,705
Audit and tax fees	45,888
Trustees’ fees	20,131
Distribution/Service fees — Investor Class(2)	13,385
Legal fees	12,869
Chief Compliance Officer fees	8,680
Distribution/Service fees — Class R2(2)	6,819
Pricing fees	4,896
Shareholder servicing fees — Class R2(2)	2,728
Other expenses	21,264

Total Expenses	36,812,748

Less waivers and reimbursement by Adviser (Note 4)	(691,050)

Net Expenses	36,121,698

Net Investment Loss	(19,807,593)

Realized And Unrealized Gain (Loss) on Investments And Foreign Currency
Net realized gain (loss) on:
Investments	35,036,478
Futures contracts	(11,549,582)
Swap contracts	(7,662,294)
Forward foreign currency contracts	(15,678,946)
Securities sold short	35,530,249
Foreign currency translation	(1,358,211)
Purchased options	(3,560,238)
Written options	6,125,395

36,882,851

Net change in unrealized appreciation (depreciation) on:
Investments	(72,434,952)
Futures contracts	776,168
Swap contracts	(11,738,181)
Forward foreign currency contracts	6,652,164
Securities sold short	(59,425,476)
Foreign currency translation	1,100,764
Purchased options	14,993,946
Written options	(1,230,017)

(121,305,584)

Net Realized And Unrealized Loss on Investments And Foreign Currency	(84,422,733)

Net Decrease In Net Assets From Operations	$(104,230,326)

(1)	Net of $808,449 in foreign withholding taxes and issuance fees.
(2)

The Investor Class shares converted to Class A shares on August 15, 2016, Class R2 shares and Class P shares also converted to Class I shares on August 15, 2016. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
From Operations
Net investment loss	$(19,807,593)	$(49,920,026)
Net realized gain (loss) on:
Investments	31,476,240	389,406,918
Futures contracts	(11,549,582)	(121,465,448)
Swap contracts	(7,662,294)	(5,017,445)
Securities sold short	35,530,249	(76,368,644)
Foreign currency transactions	(17,037,157)	(1,005,170)
Written options	6,125,395	9,036,271
Net change in unrealized appreciation (depreciation) on:
Investments	(57,441,006)	(638,078,353)
Futures contracts	776,168	55,139,097
Swap contracts	(11,738,181)	11,517,223
Securities sold short	(59,425,476)	32,717,128
Foreign currency transactions	7,752,928	(6,041,626)
Written options	(1,230,017)	1,100,000

Net decrease in net assets from operations	(104,230,326)	(398,980,075)

From Capital Share Transactions
Proceeds from shares sold — Class A	8,415,118	48,771,193
Payments for shares redeemed — Class A	(182,969,679)	(515,752,006)
Shares converted into Class A from Investor Class (Note 1)	5,270,467	630,749
Shares converted from Class A into Investor Class (Note 1)	—	(1,735,816)
Proceeds from shares sold — Investor Class	571,471	2,424,602
Payments for shares redeemed — Investor Class	(7,310,941)	(4,824,427)
Shares converted into Investor Class from Class A (Note 1)	—	1,735,816
Shares converted from Investor Class into Class A (Note 1)	(5,270,467)	(630,749)
Proceeds from shares sold — Class C	1,969,369	23,422,234
Payments for shares redeemed — Class C	(179,211,159)	(659,073,912)
Proceeds from shares sold — Class I	85,796,953	531,519,624
Payments for shares redeemed — Class I	(1,344,714,115)	(5,600,569,124)
Shares converted into Class I from Class R2 (Note 1)	3,118,720	—
Shares converted into Class I from Class P (Note 1)	8,432,653	—
Proceeds from shares sold — Class R2	158,981	728,719
Payments for shares redeemed — Class R2	(2,447,520)	(6,855,397)
Shares converted from Class R2 into Class I (Note 1)	(3,118,720)	—
Proceeds from shares sold — Class R6	2,641,915	1,297,627
Payments for shares redeemed — Class R6	(5,286,186)	(1,426,050)
Proceeds from shares sold — Class P	565,393	24,513,075
Payments for shares redeemed — Class P	(29,682,015)	(92,941,778)
Shares converted from Class P into Class I (Note 1)	(8,432,653)	—

Net decrease in net assets from capital share transactions	(1,651,502,415)	(6,248,765,620)

Total Decrease in Net Assets	(1,755,732,741)	(6,647,745,695)

Net Assets:
Beginning of Year	2,360,843,838	9,008,589,533

End of Year	$605,111,097	$2,360,843,838

Accumulated Net Investment Gain (Loss)	$4,500,849	$(24,610,780)

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		October 5, 2012* through December 31, 2012
Net Asset Value, Beginning of Period	$14.79		$16.16	$18.47	$15.84		$15.80 (1)

Income (loss) from investment operations:
Net investment loss(2)	(0.22)		(0.17)	(0.20)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		(1.20)	(2.11)	2.91		0.15

Total from investment operations	(0.53)		(1.37)	(2.31)	2.63		0.11

Less distributions paid:
From net investment income	—		—	—	(0.00	)(3)	—
From net realized gain on investments	—		—	—	—		(0.07)

Total distributions paid	—		—	—	(0.00	)(3)	(0.07)

Net Asset Value, End of Period	$14.26		$14.79	$16.16	$18.47		$15.84

Total return(4)(5)	(3.58)%		(8.48)%	(12.51)%	16.60	%(6)	0.72%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$101,876		$283,906	$793,299	$1,718,301		$137,056

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses	2.88%		2.54%	2.65%	2.87%		4.07%
Excluding dividend and interest expense on short positions	1.87%		1.80%	1.78%	1.78%		1.80%
After waivers and reimbursements or recoupment of expenses	2.84	%(10)	2.54%	2.65%	2.87%		4.07%
Excluding dividend and interest expense on short positions	1.83	%(10)	1.80%	1.78%	1.78%		1.80%

Ratio of net investment loss to average net assets:(7)(8)
Before waivers and reimbursements of expenses	(1.60)%		(1.08)%	(1.15)%	(1.59)%		(1.13)%
After waivers and reimbursements or recoupment of expenses	(1.56)%		(1.08)%	(1.15)%	(1.59)%		(1.13)%

Portfolio turnover rate(5)(9)	86%		93%	98%	32%		66%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of October 5, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)	The net investment loss ratios include dividend and interest expense on short positions.
(9)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(10)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		October 5, 2012* through December 31, 2012
Net Asset Value, Beginning of Period	$14.43		$15.89	$18.30	$15.81		$15.80 (1)

Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.28)	(0.33)	(0.41)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)		(1.18)	(2.08)	2.90		0.15

Total from investment operations	(0.63)		(1.46)	(2.41)	2.49		0.08

Less distributions paid:
From net investment income	—		—	—	(0.00	)(3)	—
From net realized gain on investments	—		—	—	—		(0.07)

Total distributions paid	—		—	—	(0.00	)(3)	(0.07)

Net Asset Value, End of Period	$13.80		$14.43	$15.89	$18.30		$15.81

Total return(4)(5)	(4.37)%		(9.19)%	(13.17)%	15.75	%(6)	0.53%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$123,651		$315,894	$1,003,835	$1,582,396		$124,430

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses	3.65%		3.29%	3.38%	3.62%		4.82%
Excluding dividend and interest expense on short positions	2.65%		2.57%	2.53%	2.53%		2.50%
After waivers and reimbursements or recoupment of expenses	3.59	%(10)	3.29%	3.38%	3.62%		4.82%
Excluding dividend and interest expense on short positions	2.59	%(10)	2.57%	2.53%	2.53%		2.50%

Ratio of net investment loss to average net assets:(7)(8)
Before waivers and reimbursements of expenses	(2.36)%		(1.84)%	(1.89)%	(2.35)%		(1.85)%
After waivers and reimbursements or recoupment of expenses	(2.30)%		(1.84)%	(1.89)%	(2.35)%		(1.85)%

Portfolio turnover rate(5)(9)	86%		93%	98%	32%		66%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of October 5, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)	The net investment loss ratios include dividend and interest expense on short positions.
(9)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(10)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.89		$16.24	$18.51	$15.84		$14.02

Income (loss) from investment operations:
Net investment loss(1)	(0.19)		(0.13)	(0.16)	(0.23)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		(1.22)	(2.11)	2.90		1.95

Total from investment operations	(0.50)		(1.35)	(2.27)	2.67		1.89

Less distributions paid:
From net investment income	—		—	—	(0.00	)(2)	—
From net realized gain on investments	—		—	—	—		(0.07)

Total distributions paid	—		—	—	(0.00)		(0.07)

Paid-in capital from redemption fees (Note 2)	—		—	—	—		—

Net Asset Value, End of Period	$14.39		$14.89	$16.24	$18.51		$15.84

Total return(3)	(3.36)%		(8.31)%	(12.26)%	16.86	%(4)	13.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$376,791		$1,698,033	$7,062,935	$15,867,200		$4,144,927

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	2.61%		2.26%	2.39%	2.60%		2.86%
Excluding dividend and interest expense on short positions	1.61%		1.56%	1.53%	1.52%		1.53%
After waivers and reimbursements or recoupment of expenses	2.56	%(7)	2.26%	2.39%	2.60%		2.86%
Excluding dividend and interest expense on short positions	1.56	%(7)	1.56%	1.53%	1.52%		1.53%

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(1.38)%		(0.82)%	(0.90)%	(1.33)%		(1.28)%
After waivers and reimbursements or recoupment of expenses	(1.33)%		(0.82)%	(0.90)%	(1.33)%		(1.28)%

Portfolio turnover rate(6)	86%		93%	98%	32%		66%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — Class R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	June 17, 2013* through December 31, 2013
Net Asset Value, Beginning of Period	$14.94		$16.27	$18.53	$17.08	(1)

Income (loss) from investment operations:
Net investment loss(2)	(0.17)		(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		(1.21)	(2.13)	1.55

Total from investment operations	(0.48)		(1.33)	(2.26)	1.45

Less distributions paid:
From net investment income	—		—	—	(0.00	)(3)

Total distributions paid	—		—	—	(0.00	)(3)

Net Asset Value, End of Period	$14.46		$14.94	$16.27	$18.53

Total return(4)(5)	(3.21)%		(8.17)%	(12.20)%	8.49	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,793		$5,749	$6,365	$1,957

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses	2.64%		2.25%	2.34%	2.66%
Excluding dividend and interest expense on short positions	1.53%		1.43%	1.42%	1.44%
After waivers and reimbursements or recoupment of expenses	2.55	%(10)	2.55%	2.34%	2.66%
Excluding dividend and interest expense on short positions	1.44	%(10)	1.43%	1.42%	1.44%

Ratio of net investment loss to average net assets:(7)(8)
Before waivers and reimbursements of expenses	(1.33)%		(0.78)%	(0.75)%	(1.04)%
After waivers and reimbursements or recoupment of expenses	(1.24)%		(0.78)%	(0.75)%	(1.04)%

Portfolio turnover rate(5)(9)	86%		93%	98%	32%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of June 17, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)	The net investment loss ratios include dividend and interest expense on short positions.
(9)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(10)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

December 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Fund Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. Forward currency contracts are valued at the mean between the bid and asked prices by an approved pricing service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued and will generally be classified as Level 2. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supported by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Swap agreements are generally traded over the counter and are valued by a pricing service using observable inputs. If a price provided by a pricing service differs from the price provided by an independent dealer by

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

10% or more or the Adviser otherwise believes that the price provided by the pricing service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$326,177,971	$—	$—	$326,177,971
Exchange-Traded Funds	195,054,172	—	—	195,054,172
Purchased Options	6,302,342	8,124,800	—	14,427,142
Real Estate Investment Trusts	5,703,078	—	—	5,703,078
Short-Term Investments	41,104,136	—	—	41,104,136

Total Assets	$574,341,699	$8,124,800	$—	$582,466,499

Liabilities:
Securities Sold Short
Common Stock	$(64,981,772)	$—	$—	$(64,981,772)
Exchange-Traded Funds	(98,005,760)	—	—	(98,005,760)
Master Limited Partnerships	(8,143,447)	—	—	(8,143,447)
Real Estate Investment Trusts	(35,586,960)	—	—	(35,586,960)

Total Securities Sold Short	(206,717,939)	—	—	(206,717,939)
Written Options	(910,000)	—	—	(910,000)

Total Liabilities	$(207,627,939)	$—	$—	$(207,627,939)

Other Financial Instruments(2)
Forwards	$—	$495,345	$—	$495,345
Swaps	—	(4,905,088)	—	(4,905,088)

Total Other Financial Instruments	$—	$(4,409,743)	$—	$(4,409,743)

(1)	See the Schedule of Investments for industry classifications.
(2)	Reflected at the net unrealized appreciation on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the year ended December 31, 2016, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the year ended December 31, 2016, there were no transfers between levels for the Fund.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Consolidated Statement of Assets & Liabilities Location	Value	Consolidated Statement of Assets & Liabilities Location	Value
Equity Contracts — Options	Investments, at value	$6,302,342	Written options, at value	$910,000
Interest Rate Contracts — Options	Investments, at value	8,124,800	Written options, at value	—
Equity Contracts — Swaps	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	340,907
Foreign Exchange Contracts — Forward Currency Contracts	Unrealized appreciation on forward currency contracts	495,345	Unrealized depreciation on forward currency contracts	—
Credit Contracts — Swaps	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	4,564,181

Total		$14,922,487		$5,815,088

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Currency Contracts	Total
Forward Exchange Contracts	$—	$—	$—	$—	$(15,678,946)	$(15,678,946)
Equity Contracts	(3,560,238)	6,125,395	(11,549,582)	(938,040)	—	(9,922,465)
Credit Contracts	—	—	—	(6,724,254)	—	(6,724,254)

Total	$(3,560,238)	$6,125,395	$(11,549,582)	$(7,662,294)	$(15,678,946)	$(32,325,665)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Currency Contracts	Total
Foreign Exchange Contracts	$—	$—	$—	$—	$6,652,164	$6,652,164
Equity Contracts	14,993,946	(1,230,017)	776,168	(1,322,692)	—	13,217,405
Credit Contracts	—	—	—	(10,415,489)	—	(10,415,489)

Total	$14,993,946	$(1,230,017)	$776,168	$(11,738,181)	$6,652,164	$9,454,080

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Transactions in options written during the year ended December 31, 2016 were as follows:

Call Options	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	10,000	449,990
Options terminated in closing transactions	(10,000)	(449,990)

Outstanding, end of year	—	$—

Put Options	Contracts	Premiums
Outstanding, beginning of year	25,000	$1,300,000
Options written	100,447	7,657,598
Options terminated in closing transactions	(70,447)	(5,783,514)
Options expired	(45,000)	(2,394,101)

Outstanding, end of year	10,000	$779,983

As of December 31, 2016, the fair value of long positions which served as collateral for options written, as well as other derivative instruments including swaps, forwards, and securities sold short was $215,269,145.

Transactions in purchased options during the year ended December 31, 2016 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year	$750,000,000	25,000
Options purchased	800,000,000	508,457
Options terminated in closing transactions	(48,780,488)	(241,000)
Options exercised	—	(24,000)
Options expired	(701,219,512)	(258,010)

Outstanding, end of year	800,000,000	10,477

Futures	and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$10,089,594	$13,717,795
Short	$(33,647,568)	$(157,145,771)

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract- specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended December 31, 2016, the Fund recorded net realized loss of $7,662,294 resulting from swap activity. The average monthly notional amount of swaps during the period was $251,898,178 for long positions and $0 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At December 31, 2016, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, Morgan Stanley, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2013.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short- term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any discount or premium on securities

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

purchased are accreted or amortized over the expected life of the respective securities using the interest method. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2016	$—	$—
December 31, 2015	$—	$—

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$482,679,620

Gross tax unrealized appreciation	(127,344,878)
Gross tax unrealized depreciation	(27,557,999)

Net tax unrealized appreciation	99,786,879

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(544,949,433)

Total accumulated losses	$(455,162,554)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Companies (PFICs), swaps and mark to market forward contracts. The other temporary difference is due to unsettled short sales not yet recognized for tax purposes.

At December 31, 2016, the Fund had short-term capital losses of $541,073,490, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2016.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Gain/(Loss)	Paid In Capital
$48,919,222	$11,893,523	$(60,812,745)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps, PFICs and short sales.

(4)	Investment Adviser

Effective after the close of business on April 8, 2016, the Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the period April 9, 2016 through December 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $10,727,383 from the Fund.

Prior to the close of business on April 8, 2016, New York Life Investment Management, LLC (“New York Life Investments”) served as the Predecessor Fund’s investment adviser and Marketfield Asset Management LLC served as the investment sub-adviser. The Predecessor Fund reimbursed New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund during the period January 1, 2016 through April 8, 2016. New York Life Investments voluntarily agreed to waive a portion of its management fee to ensure that it did not exceed 1.34% on average net assets in excess of $22.5 billion. For the period January 1, 2016 through April 8, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40%. For the period January 1, 2016 through April 8, 2016, New York Life Investments earned fees from the Predecessor Fund in the amount of $7,650,956.

Effective after the close of business on April 8, 2016, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 8, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

Prior to the close of business on April 8, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse the Predecessor Fund’s expenses to the extent necessary to ensure that the Predecessor Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expense, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares did not exceed 1.56% of the Predecessor Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2019	$75,799	$118,333	$493,140	$3,778

(5)	Distribution Plan

Effective after close of business on April 8, 2016, the Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a service fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the period from April 9, 2016 through

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

December 31, 2016, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	Fees Expensed(1)	Fees Owed
Class A	$268,353	$65,264
Class C	$1,269,970	$174,884

(1)	The Fund accrued expenses pursuant to Rule 12b-1 for the Investor Class and Class R2 shares from April 9, 2016 through August 15, 2016 in the amount of $5,991 and $3,360, respectively.

Effective after the close of business on April 8, 2016, the Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund, which authorizes it to pay up to 0.10% of the average daily net assets attributable to Class R2 shares to other financial institutions for shareholder servicing. Shareholder Service Fees incurred by the Fund for the period April 9, 2016 through August 15, 2016 were $1,344.

Prior to the close of business on April 8, 2016, the Predecessor Fund’s authorized distributor was NYLIFE Distributors LLC. NYLIFE Distributors LLC was paid distribution fees at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares and a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a service fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. During the period January 1, 2016 through April 8, 2016, the Fund accrued expenses related to distribution and service fees in the amount of $913,851.

Prior to April 8, 2016, and in accordance with the Predecessor Fund’s Shareholder Services Plan for the Class R2 shares, New York Life Investments agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, New York Life Investments received a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This was in addition to any fees paid under a distribution plan, where applicable. For the period January 1, 2016 through April 8, 2016, New York Life Investments earned fees from the Fund in the amount of $1,384.

(6)	Related Party Transactions

Effective after the close of business on April 8, 2016, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees expensed for each service during the period April 9, 2016 through December 31, 2016, as well as the fees owed as of December 31, 2016.

	Fees Expensed During Fiscal Period		Fees Owed as of December 31, 2016
Administration and Fund Accounting	$545,890		$121,880
Pricing	4,896		1,108
Custody	143,327		39,707
Transfer Agent	372,427	(1)	55,279

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

The Distributor is an affiliate of USBFS and U.S. Bank.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period April 9, 2016 through December 31, 2016, the Fund was allocated $8,680 of the Trust’s Chief Compliance Officer fee. At December 31, 2016, the Fund owed fees of $2,024 to USBFS for Chief Compliance Officer’s services.

Prior to the close of business on April 8, 2016, State Street Bank and Trust Company (“State Street”) served as the Predecessor Fund’s fund administrator, fund accountant, and custodian. State Street was compensated by New York Life Investments for fund administration and fund accounting services. For the period January 1, 2016 through April 8, 2016, the Predecessor Fund incurred $100,401 in custody fees. NYLIM Service Company LLC served as the Fund’s transfer, dividend disbursing and shareholder servicing agent. NYLIM Service Company LLC had entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) in which BFDS performed certain transfer agent services on behalf of NYLIM Service Company LLC. For the period January 1, 2016 through April 8, 2016, the Predecessor Fund incurred $940,223 in transfer agency fees.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015
Shares sold	595,067		3,078,633
Shares redeemed	(13,009,589)		(32,893,413)
Shares converted into Class A	363,425	(1)	39,884
Shares converted from Class A	—		(112,989)

Net decrease	(12,051,097)		(29,887,885)

Investor Class
Shares sold	40,603		153,644
Shares redeemed	(549,865)		(307,614)
Shares converted into Investor Class	—		113,021
Shares converted from Investor Class	(336,573	)(1)	(39,884)

Net decrease	(845,835)		(80,833)

Class C
Shares sold	142,810		1,500,752
Shares redeemed	(13,072,090)		(42,770,016)

Net decrease	(12,929,280)		(41,269,264)

Class I
Shares sold	6,036,683		33,454,645
Shares redeemed	(94,647,863)		(354,330,368)
Shares converted into Class I	789,643	(2)(3)	—

Net decrease	(87,821,537)		(320,875,723)

Class R2
Shares sold	11,377		45,858
Shares redeemed	(176,074)		(436,326)
Shares converted from Class R2	(216,075	)(2)	—

Net decrease	(380,772)		(390,468)

Class R6
Shares sold	182,180		84,539
Shares redeemed	(373,757)		(91,049)

Net decrease	(191,577)		(6,510)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

	Year Ended December 31, 2016		Year Ended December 31, 2015
Class P
Shares sold	39,688		1,535,831
Shares redeemed	(2,091,142)		(5,974,039)
Shares converted from Class P	(576,233	)(3)	—

Net decrease	(2,627,687)		(4,438,208)

(1)	The Investor Class shares were converted to Class A shares effective as of the close of business on August 15, 2016.
(2)	The Class R2 shares were converted to Class I shares effective as of the close of business on August 15, 2016.
(3)	The Class P shares were converted to Class I shares effective as of the close of business on August 15, 2016.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended December 31, 2016 are detailed below.

Purchases
U.S. Government	$0
Other	851,231,641

$851,231,641

Sales
U.S. Government	$0
Other	1,901,347,929

$1,901,347,929

(9)	Controlling Ownership

The ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At December 31, 2016, the following entities held over 25% of the Fund’s Class R6 shares outstanding:

National Financial Services LLC (for the benefit of their customers)	99%

(10)	Line of Credit

Effective April 9, 2016, the Fund has a line of credit with maximum borrowing for the lesser of 10.00% of the fair value of unencumbered net assets of the Fund or $150,000,000, which expires on August 11, 2017. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest will be accrued at the prime rate of 3.50% through December 14, 2016 and 3.75% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The following table provides information regarding the usage of the line of credit for the period ended December 31, 2016. There was no outstanding balance on the line of credit as of December 31, 2016.

Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
4	$19,994,500	$7,776	$31,900,000	9/8/2016

*	Interest expense is reported on the Statements of Operations along with interest in short positions.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2016

Prior to the close of business on April 8, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee was an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who served as the agent to the syndicate. The commitment fee was allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan was charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. During the period January 1, 2016 — April 8, 2016, there were no borrowings made or outstanding with respect to the Fund.

(11)	Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments, the Predecessor Fund’s investment adviser, in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the predecessor Fund, and other series of Mainstay Funds Trust, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter. On April 20, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

(12)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

(13)	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to December 31, 2016, and determined there were no subsequent events that would require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marketfield Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marketfield Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2016, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended December 31, 2015 were audited by other auditors whose report, dated February 26, 2016, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

March 1, 2017

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	36	Professor and Chair, Department of Accounting, Marquette University (2004–present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	36	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Indefinite Term; Since October 23, 2009	36	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	36	Chief Operating Officer (2016–present) and Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014–present); CCO (2003–2013) and Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–present); Research Associate, Vista360, LLC (2010–2012).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street 36th Floor New York, New York 10165

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended December 31, 2016 and December 31, 2015 was Deloitte & Touche LLP and PricewaterhouseCoopers LLP, respectively.

	FYE 12/31/2016	FYE 12/31/2015 (1)
Audit Fees	$34,000	$104,550
Audit-Related Fees	0	0
Tax Fees	6,600	0
All Other Fees	0	0

(1)	Fees relate to the predecessor Mainstay Marketfield Fund (“Predecessor Fund”) which was audited by PricewaterhouseCoopers LLP.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2016 and PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2015 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015 (1)
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$5,300,000

(1)	Fees relate to services billed by PricewaterhouseCoopers LLP, the principal accountant of the Predecessor Fund, to the investment adviser of the Predecessor Fund, New York Life Investment Management, LLC.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date 3/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date 3/3/2017

By (Signature and Title) *	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date 3/3/2017

*	Print the name and title of each signing officer under his or her signature.

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